Exhibit 99.1

New York	Chicago	San Francisco	Los Angeles	Miami

646 395 1812 P

11 West 19th Street	100 W Kinzie Street	111 Pine Street	3000 Ocean Park Blvd	4800 T-Rex Avenue
10th floor	Suite 275	Suite 1620	Suite 1010	Suite 120
New York, NY 10011	Chicago, IL 60654	San Francisco, CA 94111	Santa Monica, CA 90405	Boca Raton, FL 33431

interclick Announces Q4 and 2010 Results

Annual Revenue Eclipses $100 Million
Quarterly Records in Revenue, EBITDA, Operating Income and EPS
38% Revenue Growth and Margin Expansion Expected in 2011

NEW YORK – February 23, 2011 – interclick, inc. (NASDAQ: ICLK) announced today its financial results for the fourth quarter and year ended December 31, 2010.

Summary Results
$ in millions (except per share amounts); Unaudited

	Q4 2010	Q4 2009	Growth	FY 2010	FY 2009	Growth

Revenue	$38.9	$21.8	78%	$101.2	$55.3	83%
Gross profit	$15.6	$9.2	69%	$43.7	$25.2	74%

EBITDA	$5.8	$2.1	178%	$13.0	$4.6	182%

Operating income	$4.6	$0.5	763%	$8.4	$0.7	1069%
Other expense	$(0.2)	$(1.3)	87%	$(0.9)	$(2.4)	61%
Income tax (expense) benefit	$(1.7)	$2.1	nm	$(3.4)	$2.1	nm
Net income	$2.7	$1.4	100%	$4.1	$0.5	713%

Earnings per share - diluted	$0.11	$0.06	83%	$0.16	$0.02	700%

See reconciliation of non-GAAP measure on attached tables.

Q4 financial highlights include the following:

•	Record quarterly results exceeded the Company’s most recent guidance.
•	Revenue was $38.9 million, an increase of 78% year-over-year, driven by higher campaign revenue from both existing clients and new clients.
•	EBITDA was $5.8 million, up 178% year-over-year; EBITDA margin was 15.0%, versus 9.7% in the prior year period.
•	Operating expenses as a percentage of revenues declined to record low of 28.2%, highlighting the increasing leverage in interclick’s business.

“Our ongoing commitment to the development of our technology stack has allowed us to establish interclick as the clear industry leader in providing data-driven advertising solutions,” said Michael Katz, interclick’s CEO.  “As the landscape continues to evolve, OSM allows us to deliver cutting edge analytics in addition to highly successful campaign executions which has opened the door to new and exciting revenue opportunities in 2011 and beyond.”

www.interclick.com
NASDAQ: ICLK

New York	Chicago	San Francisco	Los Angeles	Miami

646 395 1812 P

11 West 19th Street	100 W Kinzie Street	111 Pine Street	3000 Ocean Park Blvd	4800 T-Rex Avenue
10th floor	Suite 275	Suite 1620	Suite 1010	Suite 120
New York, NY 10011	Chicago, IL 60654	San Francisco, CA 94111	Santa Monica, CA 90405	Boca Raton, FL 33431

For the year ended December 31, 2010, interclick had revenue of $101.2 million, compared to revenue of $55.3 million in 2009, which represents an increase of 83% year-over-year.  EBITDA totaled $13.0 million, an increase of 182% compared to $4.6 in 2009.  interclick recorded net income of $4.1 million, or $0.16 per diluted share, compared to $0.5 million, or $0.02 per diluted share in 2009.  Net income in Q4 2009 was favorably impacted by a tax benefit of $2.1 million.

The Company ended the year with $13.2 million in cash and cash equivalents, of which $0.8 million is restricted.  As of December 31, 2010, interclick had 24.1 million shares outstanding and 30.3 million fully-diluted shares outstanding.  Dilutive securities included 5.4 million stock options at an average exercise price of $2.93, and approximately 900,000 warrants at an average exercise price of $3.67.

2011 Business Outlook

The Company estimates 2011 revenue and EBITDA will be approximately $140 million and $19 million, growing year-over-year by 38% and 40% respectively.  The Company estimates Q1 2011 revenue and EBITDA will both increase by approximately 60% to $23 million and $1.1 million, respectively.

Conference Call

interclick will host a conference call to discuss its fourth quarter and full year 2010 financial results and 2011 business outlook on Wednesday, February 23, 2011, at 4:30 p.m. (EST).  The conference call can be accessed by dialing toll-free (877) 638-4561 (U.S.) or (720) 545-0002 (international).  A live audiocast of the conference call can be accessed from the Company’s website at http://ir.interclick.com/events.cfm.  A replay of the audiocast will be available through February 22, 2012.

Reclassifications

Certain amounts in the accompanying financial tables relating to prior periods have been reclassified to conform to the fourth quarter 2010 presentation.  For more information, please refer to the Company’s Form 10-K which is expected to be filed in March 2011.

www.interclick.com
NASDAQ: ICLK

New York	Chicago	San Francisco	Los Angeles	Miami

646 395 1812 P

11 West 19th Street	100 W Kinzie Street	111 Pine Street	3000 Ocean Park Blvd	4800 T-Rex Avenue
10th floor	Suite 275	Suite 1620	Suite 1010	Suite 120
New York, NY 10011	Chicago, IL 60654	San Francisco, CA 94111	Santa Monica, CA 90405	Boca Raton, FL 33431

Non-GAAP Financial Measure

interclick uses a non-GAAP financial measure in evaluating its financial and operational decision making and as a means to evaluate period-to-period comparison. Management believes that the non-GAAP financial measure provides meaningful supplemental information regarding performance and liquidity by excluding certain expenses that may not be indicative of the performance of our core cash operations. interclick believes that both management and investors benefit from referring to this non-GAAP financial measure in assessing our performance and when planning, forecasting and analyzing future periods. interclick believes this non-GAAP financial measure is useful to investors because it allows for greater transparency with respect to key metrics used by management.

EBITDA. As is common in the industry, interclick uses EBITDA as a measure of performance to demonstrate operating income exclusive of interest, taxes, depreciation, amortization (including stock-based compensation), and other income and expense of a non-operating nature.  interclick, in its daily management of its business affairs and analysis of its monthly, quarterly and annual performance, makes certain of its decisions based on EBITDA. Since an outside investor may base its evaluation of interclick's performance on interclick's net income or loss, there is a limitation to the EBITDA measurement. EBITDA is not, and should not be considered, an alternative to net income or loss, income or loss from operations or any other measure for determining operating performance or liquidity, as determined under GAAP.

To comply with Regulation G of the Securities and Exchange Commission, interclick attached to this press release, and will post to its website at http://ir.interclick.com/index.cfm, a reconciliation of the non-GAAP measure to the nearest comparable GAAP measure that is presented in this release.

About interclick

interclick, inc. (NASDAQ: ICLK) is a technology company providing solutions for data-driven advertising.  Combining scalable media execution capabilities with analytical expertise, interclick delivers exceptional results for marketers.  The Company’s proprietary Open Segment Manager (OSM) platform organizes and valuates billions of data points daily to construct the most responsive digital audiences for major digital marketers.  For more information, visit http://www.interclick.com.

www.interclick.com
NASDAQ: ICLK

New York	Chicago	San Francisco	Los Angeles	Miami

646 395 1812 P

11 West 19th Street	100 W Kinzie Street	111 Pine Street	3000 Ocean Park Blvd	4800 T-Rex Avenue
10th floor	Suite 275	Suite 1620	Suite 1010	Suite 120
New York, NY 10011	Chicago, IL 60654	San Francisco, CA 94111	Santa Monica, CA 90405	Boca Raton, FL 33431

Cautionary Note Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including first quarter and full year 2011 revenue, EBITDA and EPS outlook and growth.  Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “projects,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the impact of intense competition, the continuation or worsening of current economic conditions, a potential decrease in corporate advertising spending, a potential decrease in consumer spending and the condition of the domestic and global credit and capital markets.

Further information on our risk factors is contained in our filings with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2009.  Any forward-looking statement speaks only as of the date on which it is made.  Factors or events that could cause our actual results to differ may emerge from time-to-time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Company Contact	Investor Relations Contact

Roger Clark, CFO	Brett Maas, Hayden IR
(646) 395-1776	(646) 536-7331
roger.clark@interclick.com	brett@haydenir.com

*   *   *

www.interclick.com
NASDAQ: ICLK

Page 4 of 4 (Financial Tables Attached)

interclick, inc. and Subsidiary Condensed Consolidated Statements of Operations	For the Three Months Ended	For the Three Months Ended	For the Year Ended	For the Year Ended
Unaudited	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

Revenues	$38,897,126	$21,791,490	$101,201,720	$55,258,703
Cost of revenues	23,312,279	12,573,767	57,458,212	30,072,627
Gross profit	15,584,847	9,217,723	43,743,508	25,186,076

Operating expenses:
General and administrative	4,872,772	4,374,440	16,121,304	12,296,404
Sales and marketing	4,491,398	3,275,387	13,258,729	8,747,337
Technology support	1,570,779	994,276	5,847,340	3,238,693
Amortization of intangible assets	39,500	39,500	158,000	188,780
Total operating expenses	10,974,449	8,683,603	35,385,373	24,471,214

Operating income from continuing operations	4,610,398	534,120	8,358,135	714,862

Other income (expense):
Interest income	3,311	1,041	28,012	1,053
Warrant derivative liability income (expense)	-	(158,904)	21,413	(665,690)
Loss on sale of available-for-sale securities	(82,293)	(18,884)	(82,293)	(55,233)
Other than temporary impairment of available-for-sale securities	-	(1,042,470)	(584,618)	(1,042,470)
Interest expense	(95,362)	(103,498)	(291,737)	(589,624)
Total other expense	(174,344)	(1,322,715)	(909,223)	(2,351,964)

Income (loss) from continuing operations before income taxes	4,436,054	(788,595)	7,448,912	(1,637,103)

Income tax (expense) benefit	(1,729,022)	2,139,640	(3,370,565)	2,139,640

Income from continuing operations	2,707,032	1,351,045	4,078,347	502,537

Income (loss) from discontinued operations	-	514	-	(706)

Net income	2,707,032	1,351,559	4,078,347	501,831

Other comprehensive income:
Unrealized loss on available-for-sale-securities	-	-	(584,618)	(899,999)
Reclassification adjustments for losses included in net income:
Loss on sale of available-for-sale securities	-	-	-	36,349
Other than temporary impairment of available-for-sale securities	-	1,061,354	584,618	1,061,354
Total other comprehensive income	-	1,061,354	-	197,704

Comprehensive income	$2,707,032	$2,412,913	$4,078,347	$699,535

Basic earnings per share	$0.11	$0.06	$0.17	$0.03

Diluted earnings per share	$0.11	$0.06	$0.16	$0.02

Weighted average number of common shares:
Basic	23,905,449	21,055,046	23,737,714	19,950,379
Diluted	25,548,676	22,622,052	24,982,873	20,450,315

Reconciliation of GAAP to non-GAAP measure:

Operating income	$4,610,398	$534,120	$8,358,135	$714,862
Stock-based compensation	1,033,087	1,440,415	3,833,653	3,394,299
Amortization of intangible assets	39,500	39,500	158,000	188,780
Depreciation	162,391	89,517	665,116	314,799

EBITDA	$5,845,375	$2,103,552	$13,014,904	$4,612,740

interclick, inc. and Subsidiary
Condensed Consolidated Balance Sheets
Unaudited	December 31, 2010	December 31, 2009

Current Assets:
Cash and cash equivalents	$12,450,650	$12,653,958
Short-term investment	498,132	-
Restricted cash	500,388	-
Accounts receivable, net of allowance	44,517,434	21,631,305
Line of credit reserve	-	1,052,167
Deferred taxes, current portion	457,185	955,471
Prepaid expenses and other current assets	763,680	367,183
Total current assets	59,187,469	36,660,084

Restricted cash	296,610	-
Property and equipment, net	2,283,721	988,899
Intangible assets, net	263,333	421,333
Goodwill	7,909,571	7,909,571
Investment in available-for-sale securities	609	715,608
Deferred line of credit costs, net	106,732	4,972
Deferred taxes, net of current portion	2,715,655	2,579,568
Other assets	207,573	192,179

Total assets	$72,971,273	$49,472,214

Current liabilities:
Accounts payable	$20,147,129	$10,934,236
Accrued expenses	4,772,188	3,164,044
Line of credit payable	8,500,000	5,260,834
Income taxes payable	-	515,306
Obligations under capital leases, current portion	483,583	161,940
Deferred rent, current portion (includes cease-use liability)	89,325	3,508
Warrant derivative liability	-	69,258
Total current liabilities	33,992,225	20,109,126

Obligations under capital leases, net of current portion	932,451	338,562
Deferred rent (includes cease-use liability)	630,124	83,823

Total liabilities	35,554,800	20,531,511

Stockholders’ equity:
Preferred stock, $0.001 par value	-	-
Common stock, $0.001 par value	24,065	23,633
Additional paid-in capital	46,626,284	42,229,293
Accumulated deficit	(9,233,876)	(13,312,223)

Total stockholders’ equity	37,416,473	28,940,703

Total liabilities and stockholders’ equity	$72,971,273	$49,472,214

interclick, inc. and Subsidiary	For the	For the
Condensed Consolidated Statements of Cash Flows	Year Ended	Year Ended
Unaudited	December 31, 2010	December 31, 2009

Cash flows from operating activities:
Net income	$4,078,347	$501,831
Add back loss from discontinued operations	-	706
Income from continuing operations	4,078,347	502,537
Adjustments to reconcile net income from continuing operations to net cash used in operating activities:
Stock-based compensation	3,833,653	3,394,299
Other than temporary impairment of available-for-sale securities	584,618	1,042,470
Depreciation and amortization of property and equipment	665,116	314,798
Amortization of intangible assets	158,000	188,780
Provision for bad debts	318,287	193,752
Amortization of deferred line of credit costs	24,081	28,361
Deferred tax benefit	259,499	(2,654,946)
Change in warrant derivative liability	(21,412)	665,690
Loss on sale of available-for-sale securities	82,292	55,233
Amortization of debt discount	-	12,000
Excess tax benefits from stock-based compensation	102,700	(879,579)
Changes in cash attributable to changes in operating assets and liabilities:
Accounts receivable	(23,204,417)	(14,704,746)
Prepaid expenses and other current assets	(396,497)	(273,019)
Other assets	(15,394)	(515)
Accounts payable	9,248,681	5,645,429
Accrued expenses	1,570,646	2,839,705
Income taxes payable	(515,306)	515,306
Deferred rent	549,048	14,635
Net cash used in operating activities	(2,678,058)	(3,099,810)

Cash flows from investing activities:
Proceeds from sale of available-for-sale securities	48,089	34,393
Purchase of short-term investment	(498,132)	-
Payments for restricted cash	(796,999)	-
Purchases of property and equipment	(804,818)	(215,777)
Net cash used in investing activities	(2,051,860)	(181,384)

Cash flows from financing activities:
Proceeds from current line of credit	8,500,000	-
Proceeds from stock options and warrants exercised	618,624	97,700
(Repayments to) proceeds from former line of credit, net	(4,208,667)	1,657,947
Payments of deferred line of credit costs	(88,341)	-
Principal payments on capital leases	(192,306)	(10,615)
Proceeds from common stock and warrants issued for cash	-	13,776,670
Principal payments on notes payable	-	(400,000)
Excess tax benefits from stock-based compensation	(102,700)	879,579
Net cash provided by financing activities	4,526,610	16,001,281

Net cash used in discontinued operations	-	(250,000)

Net (decrease) increase in cash and cash equivalents	(203,308)	12,470,087

Cash and cash equivalents at beginning of year	12,653,958	183,871

Cash and cash equivalents at end of year	$12,450,650	$12,653,958

Supplemental disclosure of cash flow information:

Interest paid	$260,350	$512,394
Income taxes paid	$3,651,585	$-

Non-cash investing and financing activities:
Property and equipment acquired through capital leases	$1,107,838	$491,007
Leasehold improvements increased for deferred rent	$83,070	$-
Reclassification of warrant derivative liability to equity upon expiration of price protection	$47,846	$357,435
Deferred line of credit costs included in accrued expenses	$37,500	$-
Return of property and equipment previously included in accounts payable	$35,788	$-
Unrealized loss on available-for-sale-securities	$-	$197,704
Issuance of common stock to eliminate or modify price protection for warrants	$-	$508,497
Issuance of common stock to pay accrued interest payable	$-	$13,266
Issuance of common stock to extend debt maturity date	$-	$12,000